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                          ALLMERICA INVESTMENT TRUST
                 (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001)


Effective June 1, 2001, Massachusetts Financial Services Company ("MFS") and Jennison Associates LLC ("Jennison") will replace Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate") as Sub-Advisers of the Select Aggressive Growth Fund (the "Fund") of Allmerica Investment Trust (the "Trust"). MFS and Jennison each will independently manage its own portion of the Fund's assets.

MFS, which is located at 500 Boylston Street, Boston, MA 02116, was founded in 1924 with the creation of Massachusetts Investors Trust, which was America's first mutual fund. In 1982, MFS became a subsidiary of Sun Life Assurance Company of Canada. As of December 31, 2000, MFS had approximately $147 billion in assets under management. Toni Y. Shimura will have responsibility for the day-to-day management of MFS's portion of the Fund's investments. She joined MFS in 1987 as a research analyst and currently is a Portfolio Manager of the managed sector portfolios of MFS's mutual funds and variable annuities. She was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999.

Jennison, a wholly-owned subsidiary of The Prudential Insurance Company of America, is located at 466 Lexington Avenue, New York, NY 10017. As of December 31, 2000, Jennison had approximately $81 billion in assets under management. Kathleen McCarragher and Michael Del Balso will have responsibility for the day-to-day management of Jennison's portion of the Fund's investments. Ms. McCarragher, a Domestic Growth Equity Investment Strategist and Executive Vice President, joined Jennison in 1998. Prior to joining Jennison she was Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer. She joined Weiss, Peck & Greer in 1992 after 10 years with State Street Research & Management Company. Mr. Del Balso, a Director of Equity Research and Executive Vice President, joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.

At a meeting on May 14, 2001, the Board of Trustees of the Trust approved separate Sub-Adviser Agreements (the "New Sub-Adviser Agreements") between Allmerica Financial Investment Management Services, Inc., the investment manager of the Trust (the "Manager"), and MFS and Jennison, respectively. Under the New Sub-Adviser Agreement with MFS, the Manager will pay MFS a fee computed daily and paid quarterly at an annual rate of 0.425% based on the average daily net assets of the Fund that MFS manages up to $150 million, 0.40% on the next $450 million and 0.35% on assets over $600 million. Under the New Sub-Adviser Agreement with Jennison, the Manager will pay Jennison a fee computed daily and paid quarterly at an annual rate of 0.45% based on the average daily net assets of the Fund that Jennison manages up to $100 million, 0.40% on the next $400 million and 0.35% on assets over $500 million. Under the current Sub-Adviser Agreement with Nicholas-Applegate (the "Current Sub-Adviser Agreement"), the Manager pays Nicholas-Applegate a fee computed daily and paid quarterly at an annual rate of the average daily net assets of the Fund as set forth below:

               Net Assets                Fee
               ----------                ---
               First $100 Million......  0.60%
               Next $150 Million.......  0.50%
               Next $250 Million.......  0.40%
               Next $250 Million.......  0.375%
               Over $750 Million.......  0.35%

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The other terms of the New Sub-Adviser Agreements are substantially the same as those of the Current Sub-Adviser Agreement. Since the Manager is responsible for the payment of all sub-adviser fees, the level of sub-adviser fees has no impact on the operating expenses of the Fund. There is no change in the investment management fee paid by the Fund to the Manager.

In addition, effective June 1, 2001 the Fund's current principal investment strategies and principal risks will be replaced with the following (the investment objective, which immediately precedes the principal investment strategies under the heading "Select Aggressive Growth Fund" in the Trust's Prospectus, will remain unchanged):

Principal Investment Strategies: To pursue this goal, the Fund will take a multi-manager approach whereby two Sub-Advisers will independently manage their own portions of the Fund's assets. Massachusetts Financial Services Company looks for common stocks of companies that it believes are early in their life cycle but which have the potential to become major enterprises. The firm will also consider stocks of larger companies where earnings growth is expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. Jennison Associates LLC looks for common stocks of predominantly mid- to large-sized companies that it believes are poised to achieve and maintain superior earnings growth. Both Sub-Advisers will use a fundamental bottom-up approach to selecting stocks for the Fund.

The Sub-Advisers initially each will manage approximately one-half of the Fund assets. Thereafter, the Manager will allocate the Fund's assets between the two Sub-Advisers on a basis determined by the Manager to be in the best interests of shareholders. This means that the portion of assets managed by one Sub-Adviser could be significantly larger than that managed by the other and that the difference in such portions could change from time to time.

Under normal circumstances, the Fund invests at least 65% of its assets in common stocks, securities convertible into common stocks and warrants. The Fund also may invest in debt securities and preferred stocks and up to 25% of its assets in foreign securities (including investments in companies located or primarily operating in countries with emerging markets, but not including its investments in American Depositary Receipts or "ADR's").

Principal Risks:

     .  Company Risk

     .  Currency Risk

     .  Derivatives Risk

     .  Emerging Markets Risk

     .  Foreign Investment Risk

     .  Investment Management Risk

     .  Liquidity Risk

     .  Market Risk

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The following is added under the heading "Select Aggressive Growth Fund" in the
Trust's Prospectus at the end of the Performance Table on the right side at the bottom of the page:

Russell 3000 Growth Index **      (22.42)%  17.06%  16.09%(1)

**Effective June 1, 2001, the Russell 3000 Growth Index will replace the Russell 2500 Index as the performance benchmark for the portfolio because management believes the new benchmark will more accurately reflect the Fund's performance characteristics. The Russell 3000 Growth Index measures the performance of the higher growth companies which make up the Russell 3000 Index. The Russell 3000 Index represents the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(1) This figure is calculated from August 31, 1992. A figure is not available from the actual inception date of August 21, 1992.

Dated:  May 15, 2001